Exhibit 10.2

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), is made and entered into as of June 11, 2007, among Markland Technologies, Inc., a Florida corporation (the “Company”), and the secured parties signatory hereto, and their endorsees, transferees and assigns (each such secured parties, and collectively, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Litigation Settlement, Securities Purchase, Relinquishment and Exchange Agreement, dated as of the date hereof, between the Company and the Secured Party (the “Purchase Agreement”), the Secured Party has agreed to relinquish certain rights (the “Secured Party’s Relinquishments”) in addition to those enumerated in the Purchase Agreement including in particular Section 9 thereof; and

WHEREAS, in order to induce the Secured Party to undertake the Secured Party’s Relinquishments, the Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a second priority security interest in certain property of Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under this Agreement and in partial discharge of the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)    “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall specifically include 1,739,130 of Technest Holdings Inc.’s (“Technest”) Common Stock, par value $0.001 per share, which is currently pledged to Silicon Valley Bank pursuant to that certain agreement between Technest and Silicon Valley Bank.

(b)    “Company” shall mean, collectively, Company and all of the subsidiaries of Company, a list of which is contained in Schedule A, attached hereto.

(c)    “UCC” means the Uniform Commercial Code, as currently in effect in the State of New York.

2.    Grant of Security Interest. As an inducement for the Secured Party to undertake the Secured Party’s Relinquishments and to secure the prompt payment, performance and discharge in full of all of Company’s obligations under this Agreement and in partial discharge of the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a continuing second (and ultimately a first) lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Company’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”). The Security Interest shall only be subordinated to the security interest of Silicon Valley Bank and shall be amended to a first priority lien after Silicon Valley Bank has relinquished its interest in the Collateral until such time as the Company and the Secured Party have taken all necessary steps to transfer full ownership of the Collateral to the Secured Party in consideration of the undertakings in the Purchase Agreement and related documents.

3.    Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a)    The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b)    The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

(c)    The Company is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral, except as set forth on Schedule C. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral, except as set forth on Schedule C. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement), except as set forth on Schedule C.

(d)    No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Company’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Company’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)    The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing second priority (and ultimately first priority) liens in the Collateral.

(f)    This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the prompt payment, performance and discharge in full of all of Company’s obligations under this Agreement and the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments, and, upon making the filings described in the immediately following sentence, a perfected second priority security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

(g)    On the date of execution of this Agreement, the Company will deliver to the Secured Party one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other jurisdictions as may be requested by the Secured Party.

(h)    Except for the documents evidencing the pledge of the Collateral to Silicon Valley Bank (“SVB”) (which may prohibit the creation of subordinate liens) and as otherwise set forth on Schedule C, the execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder. In the event the SVB documents prohibit a subordinate lien from being created, the Company will use its best efforts to have SVB allow the Secured Party a subordinate lien. In the event that SVB so refuses, the Company agrees to enter into such agreement as requested by the Secured Party to cause the Collateral to be immediately assigned to it subsequent to SVB’s release of such lien.

(i)    The Company shall at all times maintain the lien and the Security Interest provided for hereunder as valid and perfected second lien (and perfected first lien at such time as the first priority lien in favor of Silicon Valley Bank is removed) and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate pursuant to Section 11. The Company hereby agrees to defend the same against any and all persons. The Company shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(j)    The Company will not transfer, pledge, hypothecate, encumber, sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

(k)    The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(l)    The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral, substantially in a form acceptable to the Secured Party.

(m)    The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(n)    All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(o)    Schedule A attached hereto contains a list of all of the subsidiaries of Company.

4.    Defaults. The following events shall be “Events of Default”:

(a)    Any representation or warranty of the Company in this Agreement or in the Purchase Agreement shall prove to have been incorrect in any material respect when made;

(b)    The failure by the Company to observe or perform any of its obligations hereunder or in the Purchase Agreement for ten (10) days after receipt by the Company of notice of such failure from the Secured Party; and

(c)    Any breach of, or default under, the Purchase Agreement.

5.    Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt by it of any shares currently pledged to Silicon Valley Bank and subject to the Security Interest, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party, for application to the satisfaction of the Company’s obligations hereunder.

6.    Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under any other related agreement, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located) subject only to Silicon Valley Bank’s priority if then in effect.

7.    Applications of Proceeds. The proceeds of any sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

8.    Costs and Expenses.The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under any applicable agreement.

9.    Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or under any other agreement, including, without limitation the Purchase Agreement, shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

Immediately upon release of the Collateral by Silicon Valley Bank, the Parties agree that the Collateral shall immediately be placed with the escrow agent pursuant to the terms of that certain escrow agreement dated as of the even date hereof.

10.   Security Interest Absolute. All rights of the Secured Party and all obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the obligations of the Company under this Agreement and the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments, or any other amendment or waiver of or any consent to any departure from any agreement entered into in connection with the foregoing; (c)  any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the obligations of the Company under this Agreement and the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the obligations of the Company under this Agreement and the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments shall have been paid and/or performed in full, the rights of the Secured Party shall continue even if such obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.

  THE COMPANY EXPRESSLY WAIVES PRESENTMENT, PROTEST, NOTICE OF PROTEST, DEMAND, NOTICE OF NONPAYMENT AND DEMAND FOR PERFORMANCE. IN THE EVENT THAT AT ANY TIME ANY TRANSFER OF ANY COLLATERAL OR ANY PAYMENT RECEIVED BY THE SECURED PARTY HEREUNDER SHALL BE DEEMED BY FINAL ORDER OF A COURT OF COMPETENT JURISDICTION TO HAVE BEEN A VOIDABLE PREFERENCE OR FRAUDULENT CONVEYANCE UNDER THE BANKRUPTCY OR INSOLVENCY LAWS OF THE UNITED STATES, OR SHALL BE DEEMED TO BE OTHERWISE DUE TO ANY PARTY OTHER THAN THE SECURED PARTY, THEN, IN ANY SUCH EVENT, THE COMPANY’S OBLIGATIONS HEREUNDER SHALL SURVIVE CANCELLATION OF THIS AGREEMENT, AND SHALL NOT BE DISCHARGED OR SATISFIED BY ANY PRIOR PAYMENT THEREOF AND/OR CANCELLATION OF THIS AGREEMENT, BUT SHALL REMAIN A VALID AND BINDING OBLIGATION ENFORCEABLE IN ACCORDANCE WITH THE TERMS AND PROVISIONS HEREOF. THE COMPANY WAIVES ALL RIGHT TO REQUIRE THE SECURED PARTY TO PROCEED AGAINST ANY OTHER PERSON OR TO APPLY ANY COLLATERAL WHICH THE SECURED PARTY MAY HOLD AT ANY TIME, OR TO MARSHAL ASSETS, OR TO PURSUE ANY OTHER REMEDY. THE COMPANY WAIVES ANY DEFENSE ARISING BY REASON OF THE APPLICATION OF THE STATUTE OF LIMITATIONS TO ANY OBLIGATION SECURED HEREBY.

11.   Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which ownership of the underlying stock has been successfully transferred to the Secured Party and all other obligations of the Company under this Agreement and the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments have been paid or discharged. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

12.   Power of Attorney; Further Assurances.

(a)    The Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any UCC financing statement or assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Company’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Company’s obligations under this Agreement and the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments shall be outstanding.

(b)    On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c)    The Company hereby irrevocably appoints the Secured Party as the Company’s attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

13.    Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day, (iv) one day after electronically mailed either in the text of an email message or attached in a commonly readable format, and the sender has received no generated notice that the client email message has not been successfully delivered, or (v) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Company:	Markland Technologies, Inc.
222 Metro Center Boulevard
Warwick, RI 02886
Fax: 401-921-5160
Attention: President

If to the Secured Party:	c/o Southridge Capital Management LLC
90 Grove Street
Ridgefield, CT 06877
Tel. # (203) 431-8300
Fax # (203) 431-8301
Attention: Stephen Hicks

with a copy to:	Gersten Savage LLP
600 Lexington Avenue
New York, New York 10022
Tel. # (212) 752-9700
Fax # (212) 980-5192
Attention: David Danovitch, Esq.

14.    Other Security. To the extent that the obligations of the Company under this Agreement and the Company’s obligations under the Purchase Agreement as they relate to the Secured Party’s Relinquishments are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

15.   Miscellaneous.

(a)    No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under this Agreement or any other related agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)    All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)    This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)    In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)    No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)    This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)    Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)    This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

(i)    EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

COMPANY:

MARKLAND TECHNOLOGIES, INC.

By:	/s/ Gino Pereira
Name: Gino Pereira
Title: Chief Financial Officer

SECURED PARTY:

SOUTHRIDGE PARTNERS LP

By:	/s/ Henry Sargent
Name: Henry Sargent
Title: Manager of General Partner

SOUTHSHORE CAPITAL FUND LTD

By:	Illegible
Name: Navigator Management, Ltd.
Title: Director

ABERDEEN AVENUE LLC

By:	Illegible
Name: Navigator Management, Ltd.
Title: Director

BRITTANY CAPITAL MANAGEMENT LTD.

By:	/s/ Barry W. Herman
Name: Barry W. Herman
Title: President

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